Exhibit 10.1

AMENDMENT TO SUPPLY AGREEMENT

This AMENDMENT TO SUPPLY AGREEMENT (“Amendment”), dated October 19, 2005, effective July 31, 2005, is made by and between AZT International S. de R.L. de C.V., a Mexico corporation (“AZT”), an affiliate of Diversified Apparel Resources, LLC f/k/a Commerce Clothing Company, LLC, a California limited liability company with its principal executive offices at 5804 East Slauson Avenue, Commerce, California 90040, and Cygne Designs, Inc., a Delaware corporation (“Cygne”), having its principal executive office at 11 West 42nd Street, New York, New York 10036.

RECITALS

A. AZT and Cygne previously entered into a Supply Agreement dated July 31, 2005 (the “Agreement”) providing for the manufacture and supply by AZT of certain products for Cygne under the terms and conditions set forth in the Agreement.

B. AZT and Cygne desire to amend certain provisions of the Agreement and incorporate this Amendment therein.

NOW, THEREFORE, and in consideration of the mutual promises, covenants, representations and good and valuable consideration set forth herein, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. In the first sentence of paragraph 1.2, the words “30%” and “15%” shall be deleted and replaced with the words “35%” and “25%,” respectively.

2. Paragraph 1.4 is amended by adding after the words “Cygne shall advance AZT” the words “or an affiliate of AZT designated by AZT.”

3. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

4. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the parties will deliver original execution copies of this Amendment to one another as soon as practicable following execution thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

AZT INTERNATIONAL S. DE R.L. DE C.V.

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	President

CYGNE DESIGNS, INC.

By:	/s/ Bernard Manuel
Name:	Bernard Manuel
Title:	President

2